UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2012

Commission file number 001-11625

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, CH-8200, Schaffhausen, Switzerland
(Address of principal executive offices)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On November 27, 2012, Pentair Ltd. issued a press release re-affirming fourth quarter and full year 2012 earnings per share (“EPS”) guidance and providing 2013 EPS guidance. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

This press release refers to certain non-GAAP financial measures (expected adjusted earnings per share) and a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company’s financial statements prepared in accordance with generally accepted accounting principles. The expected fourth quarter and full year 2012 adjusted earnings per share eliminate certain deal related costs and inventory step-up and customer backlog amortization related to the recent merger (the “Merger”) with Tyco International’s Flow Control business and certain targeted restructuring activities. The expected 2013 adjusted earnings per share eliminate inventory step-up and backlog amortization related to the Merger. Management utilizes these adjusted financial measures to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company’s underlying operations.

The information contained in Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

The following exhibit is provided as part of the information furnished under Item 7.01 of this Current Report on Form 8-K:

Exhibit	Description

99.1	Pentair Ltd. press release dated November 27, 2012 providing financial outlook for 2013 and re-affirming 2012 earnings outlook.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 27, 2012.

PENTAIR LTD.
Registrant

By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated November 27, 2012

Exhibit Number	Description

99.1	Pentair Ltd. press release dated November 27, 2012 providing financial outlook for 2013 and re-affirming 2012 earnings outlook.